EXHIBIT B

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that SPO Partners II, L.P., SPO Advisory Partners, L.P., San Francisco Partners II, L.P., SF Advisory Partners, L.P., SPO Advisory Corp., Cranberry Lake Partners, L.P., Netcong Newton Partners, L.P., Phoebe Snow Foundation, Inc., John H. Scully, William E. Oberndorf, William J. Patterson, The John H. Scully Living Trust Dated 10/1/03, the William and Susan Oberndorf Trust, Dated 10/19/98, Oberndorf Family Partners, The Elizabeth R. & William J. Patterson Foundation, Edward H. McDermott, Vincent Scully and Jeff S. Green (each a "Grantor") have made, constituted and appointed, and by these presents do make, constitute and appoint, each of William E. Oberndorf and Kim
M. Silva (each an "Attorney"), the true and lawful agent and attorney-in-fact, with full power of substitution and resubstitution, of the Grantor, for and in Grantor's name, place and stead, in any and all capacities, to do all or any of the following acts, matters and things:

         1. To sign on behalf of the Grantor statements on Schedule 13D or 13G or Forms 3, 4 and 5, or amendments thereto pursuant to Section 13(d) or Section 16 under the Securities Exchange Act of 1934.

         2. To do all such other acts and things as, in such Attorney's discretion, he or she deems appropriate or desirable for the purpose of filing such statements on Schedule 13D or 13G or Forms 3, 4 and 5, or amendments thereto.

         3. To appoint in writing one or more substitutes who shall have the power to act on behalf of the Grantor as if that substitute or those substitutes shall have been originally appointed Attorney
              (s) by this Power of Attorney and/or to revoke any such appointment at any time without assigning any reason therefor.

The Grantor hereby ratifies and confirms all that said agents and attorneys-in-fact or any substitute or substitutes may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4 and 5 or to file reports under Section 13(d) of the Securities Exchange Act of 1934 with respect to the undersigned's holdings of and transactions in securities issued by Liberty Media International, Inc., unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

The words Grantor and Attorney shall include all grantors and attorneys under this Power of Attorney.

                      [Signatures on the Following Pages.]

IN WITNESS WHEREOF, each Grantor duly assents to this Power of Attorney by his, her or its signature as of the 2nd day of May, 2005.


                                        SPO PARTNERS II, L.P.

                                        By:   SPO Advisory Partners, L.P.
                                        Its:  General Partner

                                        By:   SPO Advisory Corp.
                                        Its:  General Partner


                                        By: /s/ William E. Oberndorf
                                            -------------------------------
                                              Name:  William E. Oberndorf
                                              Title:  Vice President


                                        SPO ADVISORY PARTNERS, L.P.

                                        By:   SPO Advisory Corp.
                                        Its:  General Partner


                                        By: /s/ William E. Oberndorf
                                            ------------------------------
                                              Name:  William E. Oberndorf
                                              Title:  Vice President


                                        SAN FRANCISCO PARTNERS II, L.P.

                                        By:   SF Advisory Partners, L.P.
                                        Its:  General Partner

                                        By:   SPO Advisory Corp.
                                        Its:  General Partner


                                        By: /s/ William E. Oberndorf
                                            -------------------------------
                                              Name:  William E. Oberndorf
                                              Title:  Vice President

                                        SF ADVISORY PARTNERS, L.P.

                                        By:   SPO Advisory Corp.
                                        Its:  General Partner


                                        By: /s/ William E. Oberndorf
                                            ------------------------------
                                              Name:  William E. Oberndorf
                                              Title:  Vice President


                                        SPO ADVISORY CORP.


                                        By: /s/ William E. Oberndorf
                                            -------------------------------
                                               Name:  William E. Oberndorf
                                               Title:  Vice President


                                        CRANBERRY LAKE PARTNERS, L.P.


                                        By: /s/ John H. Scully
                                            -------------------------------
                                               Name:  John H. Scully
                                               Title:  General Partner


                                        NETCONG NEWTON PARTNERS, L.P.


                                        By: /s/ John H. Scully
                                            -------------------------------
                                               Name:  John H. Scully
                                               Title:  General Partner


                                        PHOEBE SNOW FOUNDATION, INC.


                                        By: /s/ John H. Scully
                                            ------------------------------
                                               Name:  John H. Scully
                                               Title: Executive Director

                                        JOHN H. SCULLY


                                        /s/ John H. Scully
                                        ----------------------------------


                                        WILLIAM E. OBERNDORF


                                        /s/ William E. Oberndorf
                                        ----------------------------------


                                        WILLIAM J. PATTERSON


                                        /s/ William J. Patterson
                                        ----------------------------------


                                        THE JOHN H. SCULLY LIVING TRUST,
                                        DATED 10/1/03


                                        By: /s/ John H. Scully
                                            ------------------------------
                                              Name:  John H. Scully
                                              Title:  Trustee



                                        WILLIAM AND SUSAN OBERNDORF TRUST,
                                        DATED 10/19/98


                                        By: /s/ William E. Oberndorf
                                            ------------------------------
                                              Name: William E. Oberndorf
                                              Title:  Trustee


                                        OBERNDORF FAMILY PARTNERS


                                        By: /s/ William E. Oberndorf
                                            ------------------------------
                                              Name: William E. Oberndorf
                                              Title:  General Partner

                                        THE ELIZABETH R. & WILLIAM J. PATTERSON
                                        FOUNDATION


                                        By: /s/ William J. Patterson
                                            ------------------------------
                                              Name:  William J. Patterson
                                              Title:  Vice President


                                        EDWARD H. MCDERMOTT


                                        /s/ Edward H. McDermott
                                        ------------------------------


                                        VINCENT SCULLY


                                        /s/ Vincent Scully
                                        ------------------------------


                                        JEFF S. GREEN


                                        /s/ Jeff S. Green
                                        ------------------------------